SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    APRIL 24, 1995

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

Item 5.     Other Events
            -------------

            The Registrant has released financial position and earnings information as of and for the periods ended March 31, 1995.

            See the attached Condensed Consolidated Balance Sheet and Condensed Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20(a)     Condensed Consolidated Balance Sheet
            Exhibit 20(b)     Condensed Consolidated Income Statement


                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   April 24, 1995              By: /s/ Scott L. Robinson
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                                     EXHIBIT 20(a)
                                    SUNAMERICA INC.
                         CONDENSED CONSOLIDATED BALANCE SHEET
                                      (Unaudited)


                                                         March 31,     September 30,
(In thousands)                                                1995              1994
                                                    --------------     -------------
ASSETS
Cash and short-term investments                     $      743,044     $     569,382
Bonds, notes and redeemable preferred stocks:
  Available for sale, at fair value                      5,569,968         5,270,738
  Held for investment, at amortized cost                   858,888         1,064,132
Mortgage loans                                           1,519,782         1,426,924
Common stocks, at fair value                                44,189            61,660
Real estate                                                107,007           107,053
Other invested assets                                      955,503           780,501
                                                    --------------    --------------
Total investments                                        9,798,381         9,280,390

Variable annuity assets                                  4,535,622         4,513,093
Deferred acquisition costs                                 573,152           581,874
Other assets                                               323,121           280,868
                                                    --------------    --------------
TOTAL ASSETS                                        $   15,230,276    $   14,656,225
                                                    ==============    ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
Reserves for fixed annuity contracts                $    4,798,893    $    4,519,623
Reserves for guaranteed investment contracts             2,949,632         2,783,522
Trust deposits                                             448,174           442,320
Variable annuity liabilities                             4,535,622         4,513,093
Senior indebtedness                                        472,835           501,497
Payable to brokers for purchases of securities             573,536           643,734
Other payables and accrued liabilities                     268,585           217,029
Deferred income taxes                                      101,169            74,319
Shareholders' equity                                     1,081,830           961,088
                                                    --------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $   15,230,276    $   14,656,225
                                                    ==============    ==============

                                        EXHIBIT 20(b)
                                       SUNAMERICA INC.
                           CONDENSED CONSOLIDATED INCOME STATEMENT
                          (In thousands, except per share amounts)
                                         (Unaudited)

                                Three months ended March 31,    Six months ended March 31,
                                ----------------------------    --------------------------
                                          1995          1994            1995          1994
                                --------------   -----------    ------------   -----------
Net investment income:
  Investment income             $      215,457   $   183,402    $    417,624   $   373,933
  Interest expense                    (128,741)     (112,666)       (252,799)     (232,483)
                                --------------   -----------    ------------   -----------
NET INVESTMENT INCOME                   86,716        70,736         164,825       141,450
                                --------------   -----------    ------------   -----------
NET REALIZED INVESTMENT LOSSES          (8,344)       (5,887)        (15,575)      (11,254)
                                --------------   -----------    ------------   -----------
Fee income:
  Variable annuity fees                 19,768        19,724          40,221        39,311
  Asset management fees                  6,662         8,127          13,687        16,476
  Net retained commissions               7,383         7,070          14,003        13,707
  Trust fees                             3,942         2,916           7,692         5,970
  Loan servicing fees                    6,055            --           8,033            --
                                --------------   -----------    ------------  ------------
TOTAL FEE INCOME                        43,810        37,837          83,636        75,464
                                --------------   -----------    ------------  ------------
Other income and expenses:
  Surrender charges                      3,412         2,637           6,156         5,151
  General and administrative
    expenses                           (41,116)      (32,500)        (74,224)      (65,957)
  Amortization of deferred
    acquisition costs                  (18,740)      (16,090)        (37,414)      (31,333)
  Other, net                             1,016         1,074           2,884         1,550
                                 -------------   -----------    ------------  ------------
TOTAL OTHER INCOME AND EXPENSES        (55,428)      (44,879)       (102,598)      (90,589)
                                 -------------   -----------    ------------  ------------
PRETAX INCOME                           66,754        57,807         130,288       115,071

Income tax expense                     (19,400)      (17,800)        (37,800)      (35,500)
                                 -------------   -----------    ------------  ------------
INCOME BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING FOR
  INCOME TAXES                          47,354        40,007          92,488        79,571

Cumulative effect of change in
  accounting for income taxes               --            --              --       (33,500)
                                 -------------   -----------    ------------  ------------
NET INCOME                       $      47,354   $    40,007    $     92,488  $     46,071
                                 =============   ===========    ============  ============
EARNINGS PER SHARE:

  INCOME BEFORE CUMULATIVE EFFECT
    OF CHANGE IN ACCOUNTING FOR
    INCOME TAXES                 $        1.03    $     0.86    $       2.01  $       1.71

  Cumulative effect of change in
    accounting for income taxes             --            --              --         (0.80)
                                 -------------   -----------    ------------   -----------
  NET INCOME                     $        1.03   $      0.86    $       2.01   $      0.91
                                 =============   ===========    ============   ===========
AVERAGE COMMON SHARES
  OUTSTANDING                           42,067        41,604          41,959        41,622
                                 =============   ===========    ============   ===========